UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 27, 2012

EXTERRAN HOLDINGS, INC.

__________________________________________

(Exact name of registrant as specified in its charter)

Delaware	001-33666	74-3204509
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

16666 Northchase Drive, Houston, Texas		77060
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(281) 836-7000

Not Applicable

______________________________________________

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement

In December 2003, Hanover Compressor Company (“Hanover”) issued its 4.75% convertible senior notes due 2014 (the “Notes”) pursuant to the Indenture, dated as of December 15, 2003, between Hanover, certain subsidiary guarantors and Wachovia Bank, National Association, as trustee, as amended by the Second Supplemental Indenture, dated as of December 15, 2003 (as so amended, the “Original Indenture”).  In connection with a series of mergers whereby Hanover became our wholly-owned subsidiary, on August 20, 2007, Exterran Holdings, Inc. (“we”) entered into the Eighth Supplemental Indenture (together with the Original Indenture, the “Indenture”) with Hanover, certain subsidiary guarantors and U.S. Bank National Association (as successor to Wachovia Bank, National Association), as trustee (the “Trustee”), pursuant to which we agreed to fully and unconditionally guarantee the obligations of Hanover under the Notes.

On June 27, 2012, in connection with an organizational restructuring of certain of our subsidiaries, we entered into the Ninth Supplemental Indenture (the “Ninth Supplemental Indenture”) with Exterran Energy LLC (successor to Hanover) and the Trustee.  The Ninth Supplemental Indenture amends the Indenture to, among other things, effective June 27, 2012, (i) provide that we will become Exterran Energy LLC’s successor under the Indenture, assuming all of Exterran Energy LLC’s obligations and rights thereunder, and (ii) release Exterran Energy LLC from all obligations and covenants under the Indenture. As of June 27, 2012, the outstanding principal amount of the Notes was approximately $143,750,000.

The foregoing description of the Ninth Supplemental Indenture is qualified in its entirety by reference to the full text of the Ninth Supplemental Indenture, which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03                      Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included or incorporated by reference in Item 1.01 above is incorporated in this Item 2.03 by reference.

Item 9.01                      Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.                      Description

4.1	Ninth Supplemental Indenture, dated as of June 27, 2012, by and among Exterran Holdings, Inc., Exterran Energy LLC and U.S. Bank National Association

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXTERRAN HOLDINGS, INC.

July 2, 2012	By:	/s/ William M. Austin
William M. Austin
Executive Vice President and Chief Financial Officer

Exhibit Index
Exhibit No.                      Description

4.1	Ninth Supplemental Indenture, dated as of June 27, 2012, by and among Exterran Holdings, Inc., Exterran Energy LLC and U.S. Bank National Association